EXHIBIT 10.1.5

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                    AMENDED AND RESTATED 1997 INCENTIVE PLAN


1.    Purpose of the Plan

      The purposes of this Amended and Restated 1997 Incentive Plan (the "Plan") are to encourage stock ownership by directors, officers, and key employees of the Federal Agricultural Mortgage Corporation (the "Company") and its subsidiaries, to provide an incentive for such individuals to expand and improve the profits and prosperity of the Company and its subsidiaries, and to assist the Company and its subsidiaries in attracting and retaining directors and key personnel through the grant of Options (as defined herein) to purchase shares of the Company's Class C nonvoting common stock, par value $1.00 per share (the "Common Stock").

2.    Persons Eligible Under Plan

      Any person who is an officer or employee of the Company or any subsidiary (as defined in Sections 424(f) and 424(g) of the Internal Revenue Code of 1986, as amended (a "Subsidiary"), shall be eligible for awards under the Plan (a "Participant"). Any member of the Board of Directors (the "Board") of the Company (a "Director") who is not also an employee of the Company shall be eligible to receive any awards only under Section 15 of the Plan ("Director Options").

3.    Stock Subject to Plan

      Subject to Section 10, the maximum number of shares that may be the subject of awards under the Plan shall be 250,000 shares of the Company's Common Stock, which shall be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. If any award granted under the Plan is canceled, forfeited, or otherwise terminates or expires for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such award may again be the subject of grants under the Plan.

4.    Administration of Plan

      (a) Except for the provisions of Section 15 (which to the maximum extent feasible shall be self-effectuating), the Plan shall be administered by (i) the Board of Directors for any purpose under the Plan, (ii) a committee of the Board consisting of two or more Directors, each of whom is a "Non-Employee Director" under Securities Exchange Act Rule 16b-3, for any purpose under the Plan, or
(iii) a committee of the Board consisting of two or more Directors (whether or not any such Director is a "Non-Employee Director") for purposes of any award under the Plan to an employee other than an officer subject to Section 16 of the Securities Exchange Act of 1934 (it being understood and agreed that references herein to the "Committee" shall mean the Board or either committee referred to above, as the case may be).


      (b) Subject to the express provisions of the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including, without limitation, the following:

            (i) interpret and construe the Plan and the terms and conditions of any award hereunder;

            (ii) adopt, amend, and rescind rules and regulations for the administration of the Plan;

            (iii) determine  which persons meet the eligibility  requirements of
      Section 2 hereof and to which of such eligible persons, if any, awards will be granted hereunder;

            (iv) grant awards to eligible persons and determine the terms and conditions thereof, including, but not limited to, the number of shares of Common Stock issuable pursuant thereto, the time not more than 10 years after the date of an award at which time the award shall expire or (if not vested) terminate, and the conditions upon which awards become exerciseable or vest or shall expire or terminate, and the consideration, if any, to be paid upon receipt, exercise or vesting of awards;

            (v) determine whether, and the extent to which, adjustments are required pursuant to Section 10 hereof;

            (vi) determine the circumstances under which, consistent with the provisions of Section 11, any outstanding award may be amended;

            (vii) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

            (viii) generally, exercise such powers and perform such acts as deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

      (c) Any action taken by, or inaction of the Company, the Board, or the Committee relating or pursuant to the Plan, shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or officer of the Company shall be liable for any such action or inaction of: (i) the entity or body; (ii) another person; or
(iii) except in circumstances involving bad faith, himself or herself. In making any determination or in taking or not taking any action under the Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company.

      (d) The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or other employees of the Company.

5.    Awards

      (a) Awards under the Plan shall consist of options ("Options") to purchase the Common Stock of the Company and shall be evidenced by agreements (the "Award Agreements") in such form as the Committee shall approve.


      (b) The exercise price per share shall be 100% of the Fair Market Value of one share of Common Stock on the date immediately preceding the date the Option is granted (the "Exercise Price"), subject to adjustment only as provided in
Section 10 of the Plan. As used in the Plan, the term "Fair Market Value" shall mean the closing price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), or such other market on which the Common Stock may be listed or traded, as determined by the Committee. If there is not a closing price quotation for the date as of which Fair Market Value is to be determined, then the Fair Market Value shall be determined by reference to the closing price quotation for the next preceding day on which a closing price quotation is available.

6.    Exercise of Options

      (a) Options may be exercised in whole or in part at such time or times as shall be determined by the Committee and set forth in the applicable Award Agreement. A Participant electing to exercise an Option shall give written notice to the Company of such election and of the number of shares he or she has elected to purchase, and shall at the time of exercise tender the full Exercise Price for those shares.

      (b) The Exercise Price shall be payable in cash or by check; provided, however, that to the extent provided in the applicable Award Agreement, the Participant may pay the Exercise Price in whole or in part (i) by delivering to the Company shares of the Common Stock owned by him and having a Fair Market Value on the date of exercise equal to the Exercise Price of the Option or (ii) by reducing the number of shares of Common Stock issuable or payable upon the exercise of an Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price of the Option. In addition, the Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than share withholding) which are, from time to time, deemed acceptable. No fractional shares of Common Stock shall be issued upon exercise of an Option and the number of shares of Common Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

      (c) At such times as a Participant recognizes taxable income in connection with the receipt of shares of Common Stock hereunder (a "Taxable Event"), the Participant shall pay to the Company the amount of taxes required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such shares. In satisfaction of the obligation to pay the Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

7.    Right of First Refusal

      The Committee may, in its discretion, include in any Award Agreement relating to an Option granted under the Plan a condition that the Participant shall agree to grant the Company a Right of First Refusal, which, if so included, shall have the following terms and conditions:

      (a) The Participant shall give the Company written notice (the "Offer Notice") of the Participant's intention to sell any shares of Common Stock acquired (or to be acquired) upon exercise of an Option (the "Offered Shares"). The Company shall have three business days (the "Exercise Period") following receipt of the Offer Notice to determine whether to exercise its Right of First Refusal, which may be exercised either as to all or as to none of the Offered Shares. By the end of the Exercise Period, the Company shall have given written notice to the Participant of its election to exercise (the "Acceptance notice") or not to exercise (the "Rejection Notice") its Right of First Refusal. The Participant shall tender the Offered Shares to the Company within 10 business days after receipt of an Acceptance Notice. Upon receipt of a Rejection Notice, the Participant may sell the Offered Shares free and clear of such Right of First Refusal.

      (b) The price to be paid by the Company for the Offered Shares shall be the average of the closing price of the Company's Common Stock as reported on NASDAQ (or such other market on which the Common Stock may be listed or traded, as determined by the Committee) for the three business days immediately preceding the date of the Company's receipt of the Offer Notice or, if no such transactions occurred on those days, the average of the bid and asked prices for the Common Stock on such days.

8.    Transfer Restrictions

      Unless otherwise permitted in the applicable Award Agreement, any Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order, and during a Participant's lifetime shall be exercisable only by the Participant or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the legal representatives, heirs and successors of the Participant.

9.    Termination of Employment

      (a) Except as provided in the Award Agreement and as provided in Sections 9(b), (c) or (d) below, if a Participant ceases for any reason to be employed by the Company or any of its Subsidiaries (unless such termination of employment was for "Cause"), the Participant may, at any time within 90 days after the effective date of such termination of employment, exercise his or her Options to the extent that he or she would be entitled to exercise them on such date, but in no event shall any Option be exercisable more than 10 years from the date it was granted; provided, however, that the Committee shall have the discretion to determine whether Options not yet exercisable at the date of termination of employment shall become immediately exercisable for 90 days thereafter. The Committee shall determine, subject to applicable law, whether a leave of absence shall constitute a termination of service.

      (b) If a Participant ceases to be employed by the Company or any of its Subsidiaries for "Cause," the Participant's unexercised Options shall terminate immediately. For purposes of this Section 9, "Cause" shall be defined as in the employment agreement, if any, between the Company and such Participant, or, if there is no employment agreement, shall mean (i) the willful failure of the Participant substantially to perform his or her duties, other than any such failure resulting from incapacity due to physical or mental illness or (ii) the willful engagement by the Participant in activities contrary to the best interests of the Company.

      (c) Unless otherwise provided in the Award Agreement, if a Participant dies while employed by the Company or any of its Subsidiaries, or within 90 days after having retired with the consent of the Company, the shares which the Participant was entitled to exercise on the date of the Participant's death under an Option or Options granted under the Plan may be exercised at any time after the Participant's death by the Participant's beneficiary; provided, however, that no Option may be exercised after the earlier of (i) one (1) year after the Participant's death or (ii) the expiration date specified for the particular Option in the Award Agreement.

      (d) Unless otherwise provided in the Award Agreement, if a Participant terminates employment by reason of Disability (as defined below), any unexercised Option held by the Participant shall expire one (1) year after the Participant has a termination of employment because of such "Disability" and such Option may only be exercised by the Participant or his or her beneficiary to the extent that the Option was exercisable on the date of termination of employment because of such "Disability;" provided, however, no Option may be exercised after the expiration date specified for the particular Option in the Award Agreement. "Disability" shall mean (a) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Award Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (b) in all other cases, the term "Disability" as used in this Plan or any Award Agreement shall mean a physical or mental infirmity which impairs the Participant's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

10.   Adjustments

      (a) In the event of a Change in Capitalization (as defined below) of the Company, the Committee shall conclusively make equitable and appropriate adjustments, if any, to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Options may be granted to any Participant during the term of the Plan, (iii) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Options granted under the Plan and the purchase price therefor, if applicable and (iv) the number and class of shares of Common Stock or other securities in respect of which Director Options are to be granted under Section 15 hereof.

      (b) If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Option prior to such Change in Capitalization.

      (c) No adjustment of the number of shares of Common Stock available under the Plan or to which any Option relates that would otherwise be required under this Section 10 shall be made unless and until such adjustment either by itself or with other adjustments not previously made under this Section 10 would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Option relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 10 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 10 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Option immediately prior to exercise of such Option. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

      (d) "Change in Capitalization" means any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend in excess of earnings, property dividend, combination or exchange of shares, change in corporate structure or other substantially similar event.

11.   Amendment and Termination of Plan

      The Board or the Committee, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of a Participant, alter or impair any award previously granted under the Plan, except as authorized herein. To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law. Unless sooner terminated, the Plan shall remain in effect for a period of 10 years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.
12. Effective Date of Plan

      This Plan shall be effective on the date upon which it is approved by the Board.

13.   Governing Law

      (a) Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the District of Columbia, without giving effect to conflicts of laws principles thereof.

      (b) The obligation of the Company to sell or deliver the shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

      (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of the shares of Common Stock, no Options shall be granted or payment made or shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

14.   Multiple Agreements

      The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that individual.

15.   Director Options

      (a) Awards relating to the Common Stock authorized under the Plan shall be made under this section only to Directors.

      (b) Annually, on the date of the Annual Meeting of Stockholders, commencing with the Annual Meeting in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Director Option to each Director then elected to office to purchase 2,000 shares of Common Stock.

      (c) The Exercise Price for shares under each Director Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date immediately preceding the date the Director Option is granted, determined in accordance with Section 5(b) hereof. The Exercise Price of any Director Option granted shall be paid in full at the time of each purchase (a) in cash and/or
(b)(i) by delivering to the Company shares of the Common Stock owned by the Director and having a Fair Market Value on the date of exercise equal to the Exercise Price of the Director Option, or (ii) by reducing the number of Shares of Common Stock issuable or payable upon the exercise of a Director Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price of the Director Option. In addition, the Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than share withholding) which are, from time to time, deemed acceptable. No fractional shares of Common Stock shall be issued upon exercise of an Option and the number of shares of Common Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares. Each Director Option shall be subject to the Right of First Refusal, as set forth in Section 7.

      (d) At such times as a Director recognizes taxable income in connection with the receipt of shares of Common Stock hereunder (a "Taxable Event"), the Director shall pay to the Company the amount of taxes required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such shares. In satisfaction of the obligation to pay the Withholding Taxes to the Company, the Director may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

      (e) An annual Director Option grant under Section 15(b) shall become fully vested and exercisable at the rate of one third of the Shares (rounded down to the nearest whole share number) immediately on the date of grant and one third on May 31 of each of the following two years if the Director who is an optionee under the Director Option continues to serve as a Director as of such date.


      (f) Each Director Option shall terminate on the date which is the tenth anniversary of the date of grant, unless terminated earlier as follows:

            (i) If a Director's service as a member of the Board terminates for any reason other than Disability, death or Cause (as defined below), the Director may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option was vested and exercisable as of the date the Director's service as a member of the Board terminated, after which time the Option shall automatically terminate in full.

            (ii) If a Director's service as a member of the Board terminates by reason of the Director's resignation or removal from the Board due to Disability (as defined in Section 9(d)), the Director may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option was vested and exercisable, as of the date the Director's service as a member of the Board terminated, after which time the Option shall automatically terminate in full.

            (iii) If a Director's service as a member of the Board terminates for Cause, the Option granted to the Director hereunder shall immediately terminate in full and no rights thereunder may be exercised. For purposes of this Section 15, "Cause" shall mean (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company, (iii) conviction of a felony or
      (iv) willful engagement by the Director in activities contrary to the bests interests of the Company.

            (iv) If a Director  dies while a member of the Board or within three
      (3) months after termination of service as a Director as described in clause (i) of this Section 15(f) or within twelve (12) months after termination of service as a Director as described in clause (ii) of this
      Section 15(f), the Option granted to the Director may be exercised at any time within twelve (12) months after the Director's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option was exercisable on the date of death or earlier termination of the Director's service as a member of the Board.

      (g) If there shall occur any event described in Section 10, then in addition to the matters contemplated thereby, the Director Options then outstanding and future grants thereof shall be automatically adjusted as contemplated by Section 10.

      (h) The provisions of Sections 1, 2, 3, 7, 8, 10, 11, 12 and 13 are incorporated herein by this reference. Unless the context otherwise requires, the provisions of this Section 15 shall be construed as a separate plan.




                      Originally adopted: February 13, 1997

First  Amendment: June 12, 1997
Second Amendment: August 7, 1997

                                 EXHIBIT 10.2.6
                     AMENDMENT NO. 6 TO EMPLOYMENT CONTRACT


        AGREED, as of the 7th day of August 1997, between the Federal Agricultural Mortgage Corporation (FAMC) and Henry D. Edelman (you), that the existing employment contract between the parties hereto, dated May 5, 1989, as amended by Employment Agreement Amendment No. 1 dated January 10, 1991, Amendment to Employment Agreement dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1994, Amendment No. 4 to Employment Contract dated as of February 8, 1996 and Amendment No. 5 to Employment Contract dated as of June 13, 1996 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 4 (a) and 9 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2001 or any earlier effective date of termination pursuant to Paragraph 9 hereof (the "Term").

         4 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of Three Hundred Twenty-Seven Thousand Six Hundred Dollars ($327,600) per year, payable in arrears on a bi-weekly basis; and

         9 (a) (iii). Farmer Mac may terminate the employment of the Employee without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2001 or two years from the date of notice of such termination.

        Section 7 of the Agreement is hereby amended by replacing the penultimate sentence thereof with the following new sentence: "All of the foregoing is subject to the limitation that the total cost thereof will not exceed twenty-five percent (25%) of your Base Salary, exclusive of administrative expense."

Section  9(a)(ii) is hereby  amended by adding the following at the end thereof:
"For purposes of this subsection, no act, or failure to act on your part, shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Farmer Mac."

        The following new sections are hereby added as sections 12, 13, and 14 of the Agreement:

            12.   Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.


         13.Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 13 shall survive the termination of this Agreement and the termination of your employment hereunder.



         14.Agreement Not to Solicit Farmer Mac Employees.



            For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 12 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.

        As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee


By:     _____________________________                __________________________
          Chairman of the Board

                                 EXHIBIT 10.3.9
                     AMENDMENT NO. 9 TO EMPLOYMENT CONTRACT


        AGREED, as of the 7th day of August 1997, between the Federal Agricultural Mortgage Corporation (FAMC) and Nancy E. Corsiglia (you) that the existing employment contract between the parties hereto, dated May 11, 1989, as amended by letter dated December 14, 1989, Employment Agreement Amendment No. 2 dated February 14, 1991, Amendment to Employment Agreement dated as of June 1, 1993, Amendment No. 4 to Employment Contract dated as of June 1, 1993, Amendment No. 5 to Employment Contract dated as of June 1, 1994, Amendment No. 6 to Employment Contract dated as of June 1, 1995, Amendment No. 7 to Employment Contract dated as of February 8, 1996 and Amendment No. 8 to Employment Contract dated as of June 13, 1996 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 8 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2000 or any earlier effective date of termination pursuant to Paragraph 8 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of One Hundred Ninety-Three Thousand Five Hundred and forty-Four Dollars ($193,544) per year, payable in arrears on a bi-weekly basis; and

         8 (a) (iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2000, or two years from the date of notice of such termination.

Section  8(a)(ii) is hereby  amended by adding the following at the end thereof:
"For purposes of this subsection, no act, or failure to act on your part, shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Farmer Mac."

        The following new sections are hereby added as sections 12, 13, and 14 of the Agreement:

            12.   Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.


         13.Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 13 shall survive the termination of this Agreement and the termination of your employment hereunder.



         14.Agreement Not to Solicit Farmer Mac Employees.



            For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 12 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.

        As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee


By:     _____________________________                __________________________
          President

                                 EXHIBIT 10.4.8
                     AMENDMENT NO. 8 TO EMPLOYMENT CONTRACT


        AGREED, as of the 7th day of August 1997, between the Federal Agricultural Mortgage Corporation (FAMC) and Thomas R. Clark (you), that the existing employment contract between the parties hereto, dated June 13, 1989, as amended by Employment Agreement Amendment No. 1 dated February 14, 1991 and Amendment to Employment Contract dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1993, Amendment No. 4 to Employment Contract dated as of June 1, 1994, Amendment No. 5 to Employment Contract dated as of June 1, 1995, Amendment No. 6 to Employment Contract dated as of February 8, 1996 and Amendment No. 7 to Employment Contract dated as of June 13, 1996 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a), 7 (a) (iii) and 7(a)(ii)(B) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of your employment shall continue until June 1, 2000 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of One Hundred Ninety-Three Thousand Five Hundred and Forty-Four Dollars ($193,544) per year, payable in arrears on a bi-weekly basis; and

         7 (a) (iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2000, or two years from the date of notice of such termination.

         7(a)(ii)(B). "your willful engagement in activities contrary to the best interests of Farmer Mac."

        The following new sections are hereby added as sections 10, 11, and 12 of the Agreement:

            10.   Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.


         11.Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 11 shall survive the termination of this Agreement and the termination of your employment hereunder.



         12.Agreement Not to Solicit Farmer Mac Employees.



         For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 10 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.


   As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee



By:     _____________________________                __________________________
   President

                                 EXHIBIT 10.6.7
                     AMENDMENT NO. 7 TO EMPLOYMENT CONTRACT


        AGREED, as of the 7th day of August 1997, between the Federal Agricultural Mortgage Corporation (FAMC) and Michael T. Bennett (the employee), that the existing employment contract between the parties hereto, dated October 7, 1991, as amended by Amendment to Employment Contract dated as of June 1, 1993, Amendment No. 2 to Employment Contract dated as of January 6, 1994 and Amendment No. 3 dated as of June 1, 1994, Amendment No. 4 dated as of June 1, 1995, Amendment No. 5 dated as of February 8, 1996 and Amendment No. 6 to Employment Contract dated as of June 13, 1996 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 7 (a) (3) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2000 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of One Hundred Ninety-Three Thousand Eight Hundred and Fifty-Six Dollars ($193,856) per year, payable in arrears on a bi-weekly basis; and

         7 (a) (3). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2000, or two years from the date of notice of such termination.

        Section 6 of the Agreement is hereby amended by replacing the penultimate sentence thereof with the following new sentence: "All of the foregoing is subject to the limitation that the total cost thereof will not exceed twenty-five percent (25%) of your Base Salary, exclusive of administrative expense."

Section  7(a)(2) is hereby  amended by adding the  following at the end thereof:
"For purposes of this subsection, no act, or failure to act on your part, shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Farmer Mac."

        The following new sections are hereby added as sections 10, 11, and 12 of the Agreement:

            10.   Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.


         11.Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 11 shall survive the termination of this Agreement and the termination of your employment hereunder.



         12.Agreement Not to Solicit Farmer Mac Employees.



         For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 10 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.

        As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee



By:     _____________________________                __________________________
   President

                     AMENDMENT NO. 7 TO EMPLOYMENT CONTRACT


        AGREED, as of the 7th day of August 1997, between the Federal Agricultural Mortgage Corporation (FAMC) and Christopher A. Dunn (you), that the existing employment contract between the parties hereto, dated March 15, 1993, as amended by Amendment to Employment Contract dated as of June 1, 1993, Amendment No. 2 to Employment Contract dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1994, Amendment No. 4 to Employment Contract dated as of June 1, 1995, Amendment No. 5 to Employment Contract dated as of February 8, 1996 and Amendment No. 6 to Employment Contract dated as of June 13, 1996 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 7 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2000 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of One Hundred Eighty-Seven Thousand Seven Hundred and Twenty Dollars ($187,720) per year, payable in arrears on a bi-weekly basis; and

         7 (a) (iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2000 or two years from the date of notice of such termination.

        Section 6 of the Agreement is hereby amended by replacing the penultimate sentence thereof with the following new sentence: "All of the foregoing is subject to the limitation that the total cost thereof will not exceed twenty-five percent (25%) of your Base Salary, exclusive of administrative expense."

Section  7(a)(ii) is hereby  amended by adding the following at the end thereof:
"For purposes of this subsection, no act, or failure to act on your part, shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Farmer Mac."

        The following new sections are hereby added as sections 10, 11, and 12 of the Agreement:

            10.   Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.



        11. Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 11 shall survive the termination of this Agreement and the termination of your employment hereunder.



         12.Agreement Not to Solicit Farmer Mac Employees.



            For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 10 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.

        As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee



By:     _____________________________                __________________________
           President

                                  EXHIBIT 10.8
                               EMPLOYMENT CONTRACT


      AGREED, as of the 1st day of September 1997, between the Federal Agricultural Mortgage Corporation ("Farmer Mac") and Tom D. Stenson ("Employee" or "you"), that the following terms and conditions shall apply to the employment relationship between the parties:

   1. Term. The term of your employment shall continue until June 1, 1999 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

   2. Scope of Authority and Employment. You will report directly to the President of Farmer Mac. You will have responsibility for the agricultural finance activities of Farmer Mac under business plans submitted by management to, and approved by, the Board of Directors of Farmer Mac. You shall be an officer of Farmer Mac, with the title of Vice President - Agricultural Finance.

        You will devote your best efforts and substantially all your time and endeavor to your duties hereunder, and you will not engage in any other gainful occupation without the prior written consent of Farmer Mac; provided, however, that this provision will not be construed to prevent you from personally, and for your own account or that of members of your immediate family, investing or trading in real estate, stocks, bonds, securities, commodities, or other forms of investment, so long as such investing or trading is not in conflict with the best interests of Farmer Mac. You will be employed to perform your duties at the principal office of Farmer Mac. Notwithstanding this, it is expected that you will be required to travel a reasonable amount of time in the performance of your duties under this Agreement.

   3. Compensation. Farmer Mac will pay to you the following aggregate compensation for all services rendered by you under this Agreement:

         (a) Base Salary. You will be paid a base salary (the "Base Salary") during the Term of One Hundred Fifty-Seven Thousand Five Hundred Dollars ($157,500) per year, payable in arrears on a bi-weekly basis;

        (b) Incentive Compensation. In addition to your Base Salary, you will be paid additional payments during the term of this Agreement in respect of the work performed by you during the preceding "Planning Year" (June 1 through May 31), or portion thereof as follows: on June 1 of each year through and including the effective date of termination, an additional payment in an amount at the sole discretion of the Board of Directors if it determines that you have performed in an extraordinary manner your duties, pursuant to business plans proposed by management and approved by the Board of Directors, during the preceding Planning Year.

   4. Expenses. Farmer Mac will reimburse you for your reasonable and necessary expenses incurred in carrying out your duties under this Agreement, including, without limitation, expenses for: travel; attending approved business meetings, conventions and similar gatherings; and business entertainment. Reimbursement will be made to you within ten (10) days after presentation to Farmer Mac of an itemized accounting and documentation of such expenses. You will notify the President of Farmer Mac prior to incurring any such expenses of an extraordinary or unusual nature.

   5. Vacation and Sick Leave. You will be entitled to three (3) weeks of paid vacation from the date hereof until May 31, 1998 and four (4) weeks of paid vacation for each full Planning Year thereafter during the Term of this Agreement, to be taken in spans not exceeding two (2) weeks each. Vacation rights must be exercised within two months after the end of the Planning Year or forfeited. You will be entitled to reasonable and customary amounts of sick leave.

   6. Employee Benefits. Farmer Mac will provide you with all employee benefits regularly provided to employees of Farmer Mac and the following other (or upgraded) benefits: the best level of personal and family health insurance obtainable by Farmer Mac on reasonable terms; an annual medical examination; business travel and personal accident insurance; life insurance in the amount of Two Hundred Fifty Thousand Dollars ($250,000); disability benefits at least equal to statutory benefits in the District of Columbia; participation in the Farmer Mac Pension Plan; and participation in a savings plan established under Paragraph 401(k) of the Internal Revenue Code. The providers of any insurance will be listed in Best's Insurance Guide. All of the foregoing is subject to the limitation that the total cost thereof will not exceed twenty five percent (25%) of your Base Salary, exclusive of administrative expense. In the event that such cost limitation would be exceeded in any year, you may be required to select from among the foregoing a group of benefits within that cost limitation.

   7.   Termination.

         (a) Events of Termination. This Agreement will be terminated and the employment relationship between you and Farmer Mac will be severed as set forth below:

              (1) Farmer Mac may terminate your employment effective upon notice to you if you die or are incapacitated or disabled by accident, sickness or otherwise so as to render you (in the opinion of an independent medical consultant on the full-time faculty of Georgetown University School of Medicine) mentally or physically incapable of performing the services required to be performed by you under the terms of this Agreement for a period of at least sixty (60) consecutive days, or for sixty (60) days (whether consecutive or not) during any six-month period.

              (2) Farmer Mac may terminate your employment effective upon notice to you at any time for "cause." For the purposes of this subsection, "cause" will mean only: (A) your willful failure to perform substantially your duties hereunder, other than any such failure resulting from your incapacity due to physical or mental illness; or
         (B) your willful engagement in activities contrary to the best interests of Farmer Mac. For purposes of this subsection, no act, or failure to act on your part, shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Farmer Mac.

              (3) Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 1999 or two years from the date of notice of such termination.

              (4) Notwithstanding the provisions of subsection 7(a)(3) above, Farmer Mac may terminate your employment at any time after the passage by the Board of Directors of Farmer Mac of a resolution authorizing the dissolution of Farmer Mac. Such termination of your employment shall become effective on the later of eighteen (18) months after notice of termination or the date that such dissolution of Farmer Mac becomes final as a matter of law, provided, however, that neither of the following shall be deemed to be a dissolution for the purposes of this
         Agreement: (i) dissolution of Farmer Mac which becomes final as a matter of law more than twelve (12) months after adoption of the resolution of dissolution; or (ii) incorporation, organization or reorganization of a corporation or other business entity which is substantially similar to Farmer Mac and which uses substantially the same assets or equity as Farmer Mac, within twelve (12) months after adoption of the resolution of dissolution. As used herein, the term "reorganization" shall have the same meaning as in Section 368(a) of the Internal Revenue Code of 1986.

         (b) Payment of Accrued Compensation.

              (1) Upon termination of this Agreement pursuant to preceding subsection (a), you (or your estate or heirs, as the case may be) will be entitled to receive all Base Salary, Incentive Compensation, expense reimbursements, vacation pay, and similar amounts accrued and unpaid as of the date of such termination. The obligations of Farmer Mac under this subsection (b) will survive any termination of this Agreement.

              (2) In the event of your voluntary termination of employment hereunder, Farmer Mac will not be obligated to make any further compensation payments to you beyond those accrued prior to the effective date of such termination.

         (c) Disability Pay. Upon termination of this Agreement pursuant to the preceding subsection (a)(1), Farmer Mac, in its discretion, will either:

              (1) continue to pay you (or your estate or heirs,  as the case may
         be) for the  lesser  of two (2)  years or the  balance  of the Term the difference between your current Base Salary and the amount of disability insurance payments received by you under insurance policies provided by Farmer Mac in accordance with this Agreement; or

              (2) pay you (or your estate or heirs, as the case may be) the present value of the payments described in preceding subsection (c)(1), discounted at a rate equal to the yield then available for two-year U.S. Treasury Notes, plus 50 basis points (0.50%).

         (d) Severance Pay. Upon termination of this Agreement pursuant to preceding subsection 7(a)(3) or 7(a)(4), Farmer Mac will pay you within thirty (30) days after such termination an aggregate amount in cash equal to one hundred percent (100%) of all Base Salary scheduled to be paid and not yet paid to you under this Agreement for the balance of the Term.

             In the event of Farmer Mac's severance of your employment pursuant to preceding subsection 7(a)(1), (3), or (4), the amount to be paid by Farmer Mac to you hereunder will not be mitigated by any subsequent earnings by you from any source.

        (e) Constructive Termination. You may, at your option, deem this Agreement to have been terminated by Farmer Mac in the event of its breach, including prospective breach, of any term hereof unremedied for thirty (30) days after notice thereof to Farmer Mac. Upon notice to Farmer Mac of your exercise of this option, you will have the same rights under such a constructive termination as if Farmer Mac had terminated your employment pursuant to preceding subsection (a)(3).

      8.    Agreement Not to Compete with Farmer Mac.

         Notwithstanding anything in this Agreement to the contrary, in the event of the termination of your employment, for a period of two years thereafter, you shall not, without the prior written consent of Farmer Mac, directly or indirectly, engage in any business or activity, whether as principal, agent, officer, director, partner, employee, independent contractor, consultant, stockholder or otherwise, alone or in association with any other person, firm, corporation or other business organization, that directly or indirectly competes with any of the businesses of Farmer Mac in any manner, including without limitation, the acquisition and securitization (for capital market sale) of agricultural mortgage loans or USDA "guaranteed portions" (hereinafter referred to as "Farmer Mac Qualified Loans"); provided, however, that such prohibited activity shall not include the ownership of up to 20% of the common stock in a public company.


   9.    Agreement Not to Use Confidential or Proprietary Information.

         Farmer Mac and you both recognize that you have access to and acquire, and may assist in developing, confidential and proprietary information relating to the business and operations of Farmer Mac as a result of your employment or association with Farmer Mac. You hereby covenant and agree that you will retain all "Confidential Information" (as defined below) in trust for the sole benefit of Farmer Mac and its successors and assigns. You hereby covenant further that, in addition to your fiduciary responsibilities as an officer not to disclose certain information of or relating to Farmer Mac, you will not, at any time during or after the term of this Agreement, without the prior written consent of Farmer Mac, directly or indirectly communicate or divulge any such Confidential Information to any person, firm, corporation or other business organization, or use any such Confidential Information for your own account or for the account of any other person, except as required in connection with the performance of your services hereunder. The term "Confidential Information" shall mean any trade secret, data or other confidential or proprietary information related to the business and activities of Farmer Mac. Notwithstanding the foregoing, Confidential Information shall not include any information that is or becomes a part of the public domain or generally available to the public (unless such availability occurs as a result of any breach by you of this Section 11), or becomes available to you on a non-confidential basis from a source (other than Farmer Mac) that is not bound by a confidentiality agreement and does not breach his or her fiduciary responsibilities. The provisions of this Section 9 shall survive the termination of this Agreement and the termination of your employment hereunder.



   10. Agreement Not to Solicit Farmer Mac Employees.



            For a period of two years after the termination of your employment hereunder, you shall not, directly or indirectly, induce any employee of Farmer Mac who is a "member of management" (as defined below) or is directly involved in the acquisition and securitization (for capital market sale) of Farmer Mac Qualified Loans to engage in any activity in which you are prohibited from engaging in under this Agreement, or to terminate such person's employment with Farmer Mac. You shall not directly or indirectly, either individually or as owner, agent, employee, consultant or otherwise, employ, offer employment to, lure, entice away or assist others in recruiting or hiring any person who is or was employed by Farmer Mac unless such person shall have ceased to be employed by Farmer Mac for a period of at least six months and is not subject to any non-compete covenants substantially similar in nature to those contained in
Section 8 hereof. "Member of management" means the President, any Senior Vice President, Vice President or the Controller of Farmer Mac.

   11. Notices. Any notice given under this Agreement will be sufficient if in writing and either: (a) mailed postage prepaid by registered or certified mail, return receipt requested; or (b) delivered by hand to, in the case of Farmer Mac, 919 18th Street, N.W., Washington, D.C. 20006, attention President or, in the case of the Employee, 13906 Warm Springs Court, Clifton, VA 20124 (or to such other addresses as may be from time to time designated by notice from the recipient party to the other). Any such notice will be effective upon actual receipt or refusal thereof.

   12.  Miscellaneous.

         (a) Governing Law. This Agreement will be governed by, and interpreted and enforced in accordance with, the laws of the District of Columbia.

         (b) Waiver. The waiver by any party of a breach of any provision of this Agreement will not operate as a waiver of any other breach of any provision of this Agreement by any party.

         (c) Entire Agreement. This Agreement sets forth the entire understanding of the parties concerning the subject matter hereof, and may not be changed or modified except by a written instrument duly executed by or on behalf of the parties hereto.

         (d) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective, successors, heirs, personal representatives and assigns. This subsection is not to be construed to permit you to assign your obligation to perform the duties of your employment hereunder. This subsection permits Farmer Mac the right to assign this Agreement to a successor entity.

         (e)  Severability.  If  any  term,  condition,  or  provision  of  this
   Agreement or the application thereof to any party or circumstances will, at any time or to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, condition or provision to parties or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby, and each term, condition and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

         (f) Action by Farmer Mac. Except as expressly provided otherwise in this Agreement, reference to actions, decisions, determinations or similar occurrences by Farmer Mac (other than the execution of this Agreement and any modifications hereto or notices given hereunder) will mean the action, decision or determination of the Board of Directors or the President of Farmer Mac.

                          FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                           By:   Henry D. Edelman
                                 President and Chief Executive Officer



                           EMPLOYEE



                           Tom D. Stenson